UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2008 (November 5, 2008)
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DIALYSIS CORPORATION OF AMERICA
(Exact Name of Registrant as Specified in Charter)

Florida	0-8527	59-1757642
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD	21090
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 694-0500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 5, 2008, Dialysis Corporation of America (the “Company”) entered into an amendment to its secured revolving credit facility (the “Credit Agreement”) with KeyBank National Association (“KeyBank”), which increased the credit facility from $15,000,000 to $25,000,000, and extended the maturity date to November 4, 2011.  Loans may be obtained by the Company from time to time by means of any combination of base rate loans and/or LIBOR loans.  Interest on base rate loans is the Applicable Margin plus the Base Rate (as those terms are defined in the Credit Agreement).  Interest on LIBOR loans is calculated on the Applicable Margin for LIBOR loans plus the LIBOR Rate (as those terms are defined in the Credit Agreement).  In each case, the interest is adjusted upon changes in the applicable rates.  The Company has the right to convert base rate loans into LIBOR loans, and vice versa.

The Credit Agreement continues to provide for usual and customary affirmative and negative covenants and includes, customary events of default (subject to applicable grace periods) for credit facilities of this nature.

The proceeds of the Credit Agreement have been and are intended to continue to be used for development and acquisition of new dialysis centers, working capital needs, and for other general corporate purposes.  At October 31, 2008, there were $6,300,000 in outstanding borrowings under this line of credit, all LIBOR loans, with the interest rates at 4.0625%.

The description provided above summarizes the amended Credit Agreement and related revolving credit note, copies of which are attached as exhibits to this Current Report on Form 8-K.  The original Credit Agreement, note, pledge and guaranty documents were included in the Company’s Current Report on Form 8-K filed October 27, 2005.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information relating to the Company’s entry into the amended Credit Agreement is set forth in Item 1.01 above, and is incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	(10)	Material Contracts

		(i)	Amendment No. 5 to the Credit Agreement between the Company and KeyBank National Association dated November 5, 2008

		(ii)	Revolving Credit Note dated November 5, 2008

		(iii)	Guarantor Acknowledgement and Agreement dated November 5, 2008

	(99)	Additional Exhibits

		(i)	Press Release dated November 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIALYSIS CORPORATION OF AMERICA

By	/s/ Stephen W. Everett
STEPHEN W. EVERETT
President and Chief Executive Officer

Dated:  November 6, 2005

EXHIBIT INDEX

Exhibit No.

(10)	Material Contracts

	(i)	Amendment No. 5 to the Credit Agreement between the Company and KeyBank National Association dated November 5, 2008

	(ii)	Revolving Credit Note dated November 5, 2008

	(iii)	Guarantor Acknowledgement and Agreement dated November 5, 2008

(99)	Additional Exhibits

	(i)	Press Release dated November 5, 2008